Trade and other payables	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Trade and other payables

23. Trade and other payables

	Year Ended June 30
(US dollars in thousands)	2026	2025*restated	2024
Current trade and other payables
Trade payables	8,986	3,337	10,973
Shares to be issued	10,000	10,000	10,000
Deferred acquisition consideration payable	10,173	-	-
Accruals	19,583	15,675	13,188
Related party payable	-	2,500	-
Payroll liabilities	1,633	3,274	3,574
Sales tax payable	675	-	-
Deferred income	1,936	11	10
Other creditors	1,674	4,057	183
Total current trade and other payables	54,660	38,854	37,928

Non-current other payables
Non-current accrued interest	-	2,150	-
Non-current accrued loan and other fees	-	75	-
Total non-current other payables	-	2,225	-

In accordance with IFRS 15 – Revenue from Contracts with Customers, deferred income is presented as a separate line item. Deferred income relates to the Company’s obligation to transfer goods or services to customers for which the Company has received consideration (or the amount is due) from customers. Deferred income is recorded as revenue when the Company fulfills its performance obligations under the contract.

Non-current accrued interest relates to interest on AWN related party loans. As of June 30, 2026, a portion of the interest are classified under noncurrent assets as they are due beyond 1 year. All falling due within the next year are then classified as current in “Accruals” line item under Current trade and other payables.